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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): NOVEMBER 19, 2003


                              IONICS, INCORPORATED
             (Exact name of registrant as specified in its charter)



             MASSACHUSETTS                           1-7211                          04-2068530
        (State of incorporation)            (Commission File Number)     (IRS Employer Identification No.)

     65 GROVE STREET, WATERTOWN, MA                   02472                        (617) 926-2500
(Address of principal executive offices)           (Zip Code)             (Registrant's telephone number,
                                                                                including area code)


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Item 5. Other Events and Required FD Disclosure.
        ----------------------------------------

On November 19, 2003, Ionics, Incorporated issued a press release announcing the signing of a definitive agreement to acquire Ecolochem, Inc. and its affiliated companies. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7. Financial Statements and Exhibits.
        ----------------------------------

        (c)    Exhibits

               Exhibit Number          Description
               --------------          -----------

                    99.1 Press release dated November 19, 2003 announcing the signing of a definitive agreement to acquire Ecolochem, Inc. and its affiliated companies.




                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                      IONICS, INCORPORATED


November 19, 2003                     By: /s/ Stephen Korn
                                          ---------------------------
                                      Name:   Stephen Korn
                                      Title:  Vice President and General Counsel



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                                  EXHIBIT INDEX
                                  -------------



Number                             Description                       Page Number
------                             -----------                       -----------

 99.1     Press release dated November 19, 2003 announcing the            4
          signing of a definitive agreement to acquire Ecolochem, Inc. and its affiliated companies.
























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